UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 5.07   Submission of Matters to a Vote of Security Holders.

Jaguar Health, Inc. (the “Company”) held a Special Meeting of Stockholders of the Company on July 21, 2020 (the “Special Meeting”). Three proposals were submitted to and approved by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement. The final results for the votes regarding each proposal are set forth below.

1.              Proposal, for purposes of Nasdaq Rule 5635(d), to issue more than 19.99% of the Company’s common stock (the “Common Stock”) upon the exercise of our Series 3 Warrants pursuant to the alternate cashless exercise feature set forth therein, with the right for such potential exercise to occur less than six months following the issuance date of the Series 3 Warrants, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
7,981,215	1,237,186	205,851	9,097,410

2.              Proposal to approve an amendment to the Company’s 2014 Stock Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 234,200 shares, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
6,915,711	2,953,719	237,152	9,097,410

3.              Proposal to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, to decrease the number of authorized shares of Common Stock to 130,000,000 shares, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
17,113,491	1,709,030	381,471	0

Item 7.01. Regulation FD Disclosure.

On July 21, 2020, the Company issued a press release announcing the results of the Special Meeting, a copy of which is furnished as Exhibit 99.1 hereto.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release Announcing Results of the Special Meeting of Stockholders of the Company, dated July 21, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: July 21, 2020

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